Exhibit 10.1
AMENDMENT NO. 3
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this
“Amendment”) is entered into as of February 8, 2016, by and among RADISYS CORPORATION, an Oregon corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

BACKGROUND

A.     Borrower and Bank have entered into that certain Third Amended and Restated Loan and Security
Agreement dated as of March 14, 2014 (as may be amended, restated, or otherwise modified, the “Loan
Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B.     Borrower desires that Bank amend the Loan Agreement, upon the terms and conditions more fully set forth herein.

C.     Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the amendment contained herein.

AGREEMENT

NOW, THEREFORE, in light of the foregoing background and intending to be legally bound, the parties hereto agree as follows:

1.     AMENDMENT TO THE LOAN AGREEMENT.

1.1     SECTION 2.5 (FEES). Section 2.5 of the Loan Agreement is hereby amended by changing subsections (c),
(d) and (e) to "(d,)" "(e)" and "(f)" respectively and inserting a new subsection (c) as follows:

"(c)     Facility Fee. A fully earned, non-refundable facility fee of $52,500 annually, payable on January 1 of each year; provided that the facility fee for calendar year 2016 shall be prorated and payable on the Third Amendment Effective Date;”

Section 2.5(d) (previously Section 2.5(c)) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(d)    Termination Fee.    Upon termination of this Agreement for any reason prior to the Revolving Line Maturity Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to (i) one and one-half percent (1.50%) of the Revolving Line if termination occurs on or before the first anniversary of the Third Amendment Effective Date or (ii) three-quarters of a percent (0.75%) of the Revolving Line if termination occurs after the first anniversary of the Third Amendment Effective Date but prior to the Revolving Line Maturity Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from Bank; and"
1.2     SECTION 6.8 (OPERATING ACCOUNTS). Subsection (b) of Section 6.8 of the Loan Agreement
is hereby amended and restated in its entirety as follows:

“(b)    As of the Third Amendment Effective Date, and at all times thereafter, Borrower shall, and shall cause its Subsidiaries to, maintain Borrower’s and its Subsidiaries’ primary Domestic operating and other deposit and investment accounts with Bank and Bank’s Affiliates.”

1.3     SECTION 6.9 (FINANCIAL COVENANTS). Section 6.9 of the Loan Agreement is hereby amended by adding a new subsection (b) as follows:

“(b)Minimum Adjusted EBITDA.    Minimum Adjusted EBITDA on a trailing twelve month basis measured as of the last day of each fiscal quarter as follows: (i) if either (1) the trailing 3-month average outstanding principal balance or (2) the outstanding principal balance at quarter end, is greater than $15,000,000, then Adjusted EBITDA shall be greater than or equal to $10,000,000; or (ii) if either (1) the trailing 3-month average outstanding principal balance or (2) the outstanding principal balance at quarter end is less than or equal to $15,000,000, then Adjusted EBITDA shall be greater than or equal to $7,500,000.”

1.4     SECTION 13.1 (DEFINITIONS). The following definition in Section 13.1 of the Loan Agreement is hereby amended and restated in their entirety and replaced with the following:

‘“Borrowing Base” is (i) the sum of (a) 80% of Eligible Accounts, plus, without duplication, (b) 80% of Eligible Foreign Accounts where Nokia Siemens or Philips Medical (or one of their respective Subsidiaries) is the Account Debtor, plus, without duplication, (c) 75% of Eligible Foreign Accounts where neither Nokia Siemens nor Philips Medical (or one of their respective Subsidiaries) is the Account Debtor, minus (ii) any account payables that are aged over sixty (60) days from the invoice date (or, if there is no invoice, within sixty (60) days of the document date); provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, a determined by Bank, may adversely affect Collateral.’
‘“Revolving Line”’ is an aggregate principal amount equal to Thirty-Five Million Dollars         ($35,000,000).
‘“Revolving Line Maturity Date”’ is February 8, 2018.
1.5     SECTION 13.1 (DEFINITIONS). The following definitions are added to Section 13.1 of the Loan Agreement in the appropriate alphabetical order:

‘“Adjusted EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) non-cash stock compensation expense, plus (f) restructuring costs; provided that, for purposes of calculating Adjusted EBITDA, restructuring costs shall be limited as follows:

12 Month Period Ended:	Restructuring Costs
3/31/2016	$1,700,000
6/30/2016	$1,140,000
9/30/2016	$1,000,000
12/31/16 and thereafter	$—

‘“Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.’
‘“Third Amendment Effective Date” means February 8, 2016.’
1.6     EXHIBIT D (COMPLIANCE CERTIFICATE). Exhibit D to the Loan Agreement is amended and restated in its entirety as set forth in Exhibit B hereto.

2.     BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment, (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the date of this Amendment remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the
Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this
Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.     LIMITATION. The amendment set forth in Section 1 shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future consent or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date.

4.     EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1     Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank;

4.2     Reaffirmation of Guaranty. Radisys International LLC shall have duly executed and delivered a Reaffirmation of Guaranty substantially in the form of Exhibit A attached hereto; and

4.3     Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5.     COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6.     INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect. This Amendment is a Loan Document.

7.     GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:

RADISYS CORPORATION

By:	/s/ Jon Wilson
Printed Name:	Jon Wilson
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Jayson Davis
Printed Name:	Jayson Davis
Title:	Vice President

EXHIBIT A
Reaffirmation of Unconditional Secured Guaranty
This Reaffirmation of Unconditional Secured Guaranty is entered into as of February 8, 2016, by the undersigned (the “Guarantor”) in favor of SILICON VALLEY BANK (“SVB”).

WHEREAS,
Guarantor executed and delivered to SVB an Unconditional Secured Guaranty dated as of August 8, 2011 (the “Guaranty”) with respect to the obligations of RadiSys Corporation, an Oregon corporation (“Borrower”), under that certain Loan and Security Agreement dated as of August 7, 2008, by and between Borrower and SVB;

WHEREAS,
Guarantor executed and delivered to SVB that certain Reaffirmation of Unconditional Secured Guaranty dated as of July 29, 2013 with respect to the obligations of Borrower, under that certain Second Amended and Restated Loan and Security Agreement dated as of July 29, 2013 , by and between Borrower and SVB.

WHEREAS,
Guarantor executed and delivered to SVB that certain Reaffirmation of Unconditional Secured Guaranty dated as of March 14, 2014 with respect to the obligations of Borrower, under that certain Third Amended and Restated Loan and Security Agreement dated March 14, 2014 (as may be amended, restated, or otherwise modified, the “Loan Agreement”),by and between Borrower and SVB;

WHEREAS,
Guarantor executed and delivered to SVB that certain Reaffirmation of Unconditional Secured Guaranty dated as of May 30, 2014 with respect to the obligations of Borrower under that certain Amendment No. 1 to Third Amended and Restated Loan and Security Agreement dated as of May 30, 2014;

WHEREAS,
Guarantor executed and delivered to SVB that certain Reaffirmation of Unconditional Secured Guaranty dated as of April 23, 2015 with respect to the obligations of Borrower under that certain Amendment No. 2 to Third Amended and Restated Loan and Security Agreement dated as of April 23, 2015; and

WHEREAS,	Borrower and SVB are amending the Loan Agreement pursuant to that certain Amendment No. 3 the Third Amended and Restated Load and Security Agreement dated as of the date hereof (the "Amendment").
Now therefore, for valuable consideration, receipt of which is acknowledged, each Guarantor hereby agrees as follows:

1.
Capitalized Terms. Unless otherwise defined in this Reaffirmation of Unconditional Secured Guaranty, all capitalized terms shall have the meaning given to them in the Guaranty or, if not specified there, the Amendment.

2.
Reaffirmation of Guaranty. Guarantor has reviewed the Amendment. Guarantor hereby ratifies and reaffirms its obligations under the Guaranty and agrees that none of the amendments or modifications to the Third A&R Loan Agreement as set forth in the Amendment, shall impair such Guarantor’s obligations under the Guaranty or SVB’s rights under the Guaranty.

3.
Continuing Effect and Absence of Defenses. Guarantor acknowledges that the Guaranty is still in full force and effect and that Guarantor has no defenses, other than actual payment of the guaranteed obligations, to enforcement of the Guaranty. Guarantor waives any and all defenses to enforcement of the Guaranty that might otherwise be available as a result of the amendment of the Third A&R Loan Agreement.

RADISYS INTERNATIONAL LLC, a Delaware
limited liability company formerly known as
CONTINUOUS COMPUTING CORPORATION, a
Delaware corporation

By:	/s/ Jon Wilson
Printed Name:	Jon Wilson
Title:	Chief Financial Officer

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                        Date:
FROM:
The undersigned authorized officer of Radisys Corporation (“Borrower”) certifies that under the terms and conditions of the Third Amended and Restated Loan and Security Agreement dated March 14, 2014, between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly consolidating financial statements	Monthly within 15 days if Advances or Letters of Credit are outstanding at month-end	Yes No
Monthly cash flow statements evidencing Borrower’s compliance with terms of Section 6.8(b)	Monthly within 15 days	Yes No
Quarterly consolidating financial statements + Compliance Certificate Quarterly and annual financial statement requirement may be met by delivery of 10Q and 10K reports in accordance with the provisions of Section 6.2. Compliance Certificate required with every delivery of a 10Q and 10K.
	Quarterly within 45 days	Yes No
Annual financial statement + Compliance Certificate[1]	FYE audited within 90 days	Yes No
10Q, 10K and 8K + Compliance Certificate[1]
Within 5 days after filing with SEC, but, (i) in case of 10Qs, no later than within 45 days of the last day of the first three fiscal quarter ends of each fiscal year, and (2) in case of 10Ks, no later than 90 days of the last day of each fiscal year
Yes No
Monthly Compliance Certificate showing compliance with covenants	Monthly within 15 days if Advances or Letters of Credit are outstanding at month-end	Yes No
Transaction Report (and schedules attached thereto)
(i) with each request for an Advance, (ii) no later than 5:00 p.m. Pacific time Monday of each week immediately following a week when Liquidity is less than the Liquidity Threshold, and (iii) within twenty (20) days after the end of each month when Liquidity is greater than or equal to the Liquidity Threshold.
Yes No
Material Litigation report	Promptly	Yes* No

Annual board approved financial projections	Annually within 60 days of fiscal year end	Yes No
*If yes, attached is a summary of the Material Litigation not previously disclosed by Borrower or any of its Subsidiaries.

Financial Covenant	Required	Actual	Complies

Liquidity (tested monthly as of the last Business Day of each month)	Not less than $10,000,000 as of the last Business Day of each month	$______	Yes No
Minimum Adjusted EBITDA
On a TTM basis as of the last day of each quarter: (i) if either (1) the trailing 3-month average outstanding principal balance or (2) the outstanding principal balance at quarter end, is greater than $15,000,000, then Adjusted EBITDA shall be greater than or equal to $10,000,000; or (ii) if either (1) the trailing 3-month average outstanding principal balance or (2) the outstanding principal balance at quarter end is less than or equal to $15,000,000, then Adjusted EBITDA shall be greater than or equal to $7,500,000.
		$______	Yes No

Pricing - Liquidity Threshold		Actual	Applies
Liquidity Threshold Pricing:
If Borrower’s Liquidity is greater than $15,000,000 as of the last Business Day of each month (excluding the last Business Day of the Last month of any fiscal quarter) - Prime Rate plus 75 basis points

If Borrower’s Liquidity is greater than $20,000,000 as of the last Business Day of the last month of any fiscal quarter - Prime Rate plus 75 basis points

If Borrower’s Liquidity is equal to or less than $15,000,000 as of the last Business Day of each month (excluding the last Business Day of the Last month of any fiscal quarter) - Prime Rate plus 225 basis points

If Borrower’s Liquidity is equal to or less than $20,000,000 as of the last Business Day of the last month of any fiscal quarter - Prime Rate plus 225 basis points
		$______	Yes No Yes No Yes No Yes No

The financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate. The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)
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RADISYS CORPORATION		BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:
Verified:
AUTHORIZED SIGNER
Date:
	Compliance Status	Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
Dated:    ____________________

I.    Liquidity (Section 6.9(a)) (Tested Monthly)

Required:	Liquidity of not less than Ten Million Dollars ($10,000,000) as of the last Business Day of each month.
Actual:

A.	Borrower’s unrestricted cash and Cash Equivalents	$_______
B.	the unused portion of the Revolving Line	$_______
C.	Sum of lines A through B	$_______

Is line C greater than or equal to $10,000,000?
_________ No, not in compliance                      Yes, in compliance